Exhibit 99.1

FOR FURTHER INFORMATION

AT ABERNATHY MACGREGOR

Claire Walsh

(General info)

(212) 371-5999

FOR IMMEDIATE RELEASE

December 31, 2019

NN, Inc. Appoints Christina Carroll and Tom Wilson to its Board of Directors

CHARLOTTE, N.C., Dec. 31, 2019 — NN, Inc. (NASDAQ: NNBR), a diversified industrial company, today announced that its board of directors has appointed Christina Carroll, Managing Director at Stout Risius Ross, LLC, and Tom Wilson, Managing Partner at DecisionPoint Advisors, as independent directors of the Company. The new board appointments will fill the open seats vacated by Carey Smith and Janice Stipp and complete NN’s board slate, which comprises eight directors, seven of whom are independent.

Robert Brunner, Non-Executive Chairman of the Board, said, “We are delighted to welcome Christina and Tom, both highly-qualified directors, to NN’s board. Together, they enhance our board’s expertise in transactions, finance, capital markets, and governance, which we believe will benefit NN as we complete our review of strategic alternatives and continue to execute on our strategic plan.”

Warren Veltman, Interim President & Chief Executive Officer, commented, “I am pleased to welcome Christina and Tom to NN’s board and look forward to working closely with them during this next phase of our strategic evolution. I look forward to benefiting from their experience as we continue to build on our efforts to enhance performance and improve free cash flow generation to accelerate our ability to de-lever while also making investments in areas that have the highest potential return.”

Ms. Carroll said, “I am excited to join the NN board at this important moment in the Company’s history. I look forward to working closely with the entire board and management team to advance NN’s strategic growth plan and strengthen its position as a leading diversified industrial company.”

Mr. Wilson commented, “I am looking forward to helping guide NN in its continued evolution. I am pleased to join my fellow directors and the management team in helping NN execute on the exciting opportunities ahead.”

About Christina Carroll

Christina E. Carroll is a Managing Director, Valuation & Transaction Opinions, and Los Angeles Office Leader, at Stout Risius Ross, LLC (Stout). Ms. Carroll has over 30 years of financing experience in finance, valuation, strategy, capital markets, restructuring, mergers and acquisitions. Prior to Stout, she was a director of financial advisory services at Houlihan Lokey, Inc. Ms. Carroll also previously held managerial positions at Ernst & Young LLP (“Ernst & Young”), including a partner in valuation and transaction advisory services and Los Angeles City Leader for the Center for Strategic Transactions.

She is a director on the board of Stout and previously served on the board of The Chefs’ Warehouse (NASDAQ:CHEF). Ms. Carroll holds a B.A. in Business Economics and MBA from UCLA and is a Charted Financial Analyst. She also was on the board of the Los Angeles Regional Food Bank, having held various positions and served on various committees since 2008 including corporate secretary and treasurer.

About Tom Wilson

Tom H. Wilson, Jr. is a Managing Partner at DecisionPoint Advisors, a boutique investment bank headquartered in Charlotte, NC. Mr. Wilson is a seasoned business executive with over 35 years of experience in the technology industry. His transaction experience includes buy-side and sell-side assignments within numerous technology sectors including software, analytics, managed services, and consulting.

Prior to joining DecisionPoint, Mr. Wilson served as Chairman and CEO of NuTech Solutions, an innovative analytics software company which was acquired by Netezza (NYSE:NZ). At NuTech, Mr. Wilson was instrumental in refocusing the company, raising equity and debt financing, and leading the efforts to sell the company to a strategic buyer. Prior to joining NuTech, he was President of Osprey, a consulting and systems integration firm. Prior to his work at Osprey, Mr. Wilson was employed by IBM for 14 years in a variety of management and sales positions.

He is a member of the board of directors of Jack Henry & Associates (NASDAQ: JKHY), an S&P 500 FinTech company providing technology solutions to the financial services industry where he serves as Chairman of the Audit Committee and a member of the Compensation Committee. Mr. Wilson holds a B.S. in Finance from Clemson University and an MBA from Duke University. He has served on the board and as Chairman of several community organizations including the US National Whitewater Center, NC Innovative Development for Economic Advancement (NC IDEA), UNC Charlotte College of Computing and Informatics, Junior Achievement, the Charlotte Ballet, and the United Way.

NN, Inc., a diversified industrial company, combines advanced engineering and production capabilities with in-depth materials science expertise to design and manufacture high-precision components and assemblies for a variety of markets on a global basis. Headquartered in Charlotte, North Carolina, NN has 50 facilities in North America, Europe, South America and China.

Except for specific historical information, many of the matters discussed in this press release may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These, and similar statements, are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual performance of NN, Inc. and its subsidiaries to differ materially from those expressed or implied by this discussion. All forward-looking information is provided by the Company pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “assumptions”, “target”, “guidance”, “outlook”, “plans”, “projection”, “may”, “will”, “would”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “potential” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology. Factors which could materially affect actual results include, but are not limited to: general economic conditions and economic conditions in the industrial sector, inventory levels, regulatory compliance costs and the Company’s ability to manage these costs, start-up costs for new operations, debt reduction, competitive influences, risks that current customers will commence or increase captive production, risks of capacity underutilization, quality issues, availability and price of raw materials, currency and other risks associated with international trade, the level of the Company’s indebtedness, the restrictions contained in the

Company’s debt agreements, the Company’s ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures, the Company’s dependence on certain major customers, and the successful implementation of the global growth plan including development of new products. Similarly, statements made herein and elsewhere regarding pending and completed transactions are also forward-looking statements, including statements relating to the future performance and prospects of an acquired business, the expected benefits of an acquisition on the Company’s future business and operations and the ability of the Company to successfully integrate recently acquired businesses or the possibility that the Company will be unable to execute on the intended redeployment of proceeds from a divestiture, whether due to a lack of favorable investment opportunities or otherwise.

For additional information concerning such risk factors and cautionary statements, please see the section titled “Risk Factors” in the Company’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2019. Except as required by law, we undertake no obligation to update or revise any forward-looking statements we make in our press releases, whether as a result of new information, future events or otherwise.